Exhibit 99.1 Incorporated Disclosures

On September 3, 2019, Redwood Trust, Inc. (the "Company") announced a proposed public offering of common stock. The public offering will be made pursuant to an automatic shelf registration statement on Form S-3 (that was filed by the Company with the SEC and became effective on May 9, 2019), as well as pursuant to a preliminary prospectus supplement and accompanying prospectus relating to and describing the terms of the offering. Included within the preliminary prospectus supplement are important disclosures regarding the Company, including the following matters, which are summarized below:

I.	Use of Proceeds from the Proposed Public Offering of Common Stock

In the preliminary prospectus supplement, we disclose that we intend to use the net proceeds from the proposed offering to fund our business and investment activity, which may include funding pending or recently completed investment transactions (including, for example, funding the remainder of the purchase price for subordinate securities backed by a pool of reperforming and non-performing residential mortgage loans, and funding capital calls on a multifamily whole loan investment fund). In addition, we disclose in the preliminary prospectus supplement that we may use a portion of the net proceeds from the proposed offering to fund new investment opportunities in portfolios of residential, multifamily, or business purpose residential loans or securities, to make other portfolio investments, to fund our mortgage banking business, and to repay our $201 million principal amount of exchangeable senior notes maturing in November 2019, and for general corporate purposes. We also disclose in the preliminary prospectus supplement (i) that pending any such uses, we may use all or a portion of the net proceeds from the proposed offering to temporarily reduce borrowings under our short-term residential or business purpose loan warehouse facilities and our short-term real estate securities repurchase facilities and (ii) that we may subsequently re-borrow amounts under our short-term residential or business purpose loan warehouse facilities and our short-term real estate securities repurchase facilities to fund our business and investment activity, as described above.

II.	Recent Developments Disclosed in the Preliminary Prospectus Supplement

In the preliminary prospectus supplement, we disclosed important recent developments, described further below.

As of September 3, 2019, we are negotiating and conducting due diligence in connection with a proposed acquisition of an operating platform that originates business purpose residential mortgage loans, together with an associated portfolio of loans and subordinate mortgage-backed securities. There is currently no agreement with the seller binding us or the seller to execute or close the proposed acquisition. If we are successful in completing these negotiations and executing and closing this proposed acquisition, we currently estimate that we would deploy approximately $375 to $425 million of total capital in completing the acquisition, the substantial majority of which would be used to acquire the associated portfolio (net of collateralized financing for this portfolio that we would expect to be in place as part of the acquisition). Although we believe we have access to sufficient capital resources to complete the acquisition on the terms currently contemplated, we continuously monitor market conditions and may at any time in the future decide to take advantage of opportunities to raise equity or debt capital at times and on terms we believe are advantageous to us and our business.

If we are successful in negotiating, executing, and closing the proposed acquisition, we would expect the acquisition to close in the fourth quarter of 2019, subject to customary closing conditions. Our goal is to structure the proposed acquisition in a manner that is accretive to us over the long term. However, our accretion analysis is subject to a variety of market and other factors, including, among others, the completion of our due diligence, the final agreed upon terms of the acquisition, the terms of the collateralized financing for the associated portfolio that we expect to be in place as part of the acquisition, and any opportunistic equity or debt capital raises that we decide in the future to take advantage of as we monitor market conditions. There can be no guarantee that this acquisition will occur at all, on the schedule described above, or on the terms we currently contemplate, or, if it does, that it will in fact be accretive.

In the future we may raise equity or debt capital to acquire assets and make long-term investments to expand our investment portfolio or enhance our mortgage banking operating platforms, including funding large purchases of portfolios of residential, multifamily, or business purpose residential loans or securities, or other portfolio investments, or for other purposes, such as for acquisitions to expand our mortgage banking platform, to repay our $201 million principal amount of exchangeable senior notes maturing in November 2019, or to temporarily repay short-term collateralized borrowings. For example, we are currently working with a financial institution counterparty to seek to arrange long-term, recourse secured debt financing for a pool of approximately $300 million principal amount of subordinate RMBS currently held in our investment portfolio. Our goal is to announce this proposed financing transaction in early September 2019 and seek to complete this proposed transaction during the third quarter of 2019, subject to, among other things, market conditions.  There can be no assurance that the proposed transaction will be completed on this time table or at all.

III.	Additional Risk Factors Relating to Recent Developments

In the preliminary prospectus supplement we also disclosed important risk factors relating to recent developments described above. These risk factors are set forth below:

We are currently negotiating and conducting due diligence in connection with a proposed acquisition of an operating platform and an associated portfolio of loans and securities, but it is possible that we will not successfully complete the proposed acquisition on the terms or timetable currently contemplated, or at all.

As of September 3, 2019, we are negotiating and conducting due diligence in connection with a proposed acquisition of an operating platform that originates business purpose residential mortgage loans, together with an associated portfolio of loans and subordinate mortgage-backed securities. If we are successful in completing these negotiations and executing and closing this proposed acquisition, we would expect the acquisition to close in the fourth quarter of 2019, subject to customary closing conditions. This proposed acquisition is in the process of being negotiated and the related documentation and due diligence efforts are ongoing. There is currently no agreement with the seller binding us or the seller to execute or close the proposed acquisition. In addition, any agreement with the seller is expected to contain a number of conditions that must be satisfied prior to consummation of the proposed acquisition, as well as certain termination rights. As a result, we may not be able to complete the proposed acquisition on the terms or timetable that we currently contemplate, or at all, and it is possible that one or more conditions to closing will not be satisfied or waived or that other events will intervene to delay or prevent the completion of the proposed acquisition.

We may fail to realize all of the anticipated benefits of the proposed acquisition or those benefits may take longer to realize than expected and our business, financial condition and results of operation could be materially and adversely affected. We may also encounter significant difficulties in integrating the acquired platform.

While our goal is to structure the proposed acquisition in a manner that is beneficial and accretive to us over the long term, our accretion analysis and beliefs about the benefits of the proposed acquisition are subject to a variety of market and other factors, including, among others: (i) the completion of our due diligence; (ii) the final agreed upon terms of the proposed acquisition; (iii) the terms of the collateralized financing for the associated portfolio that we expect to be in place as part of the proposed acquisition; (iv) any opportunistic equity or debt capital raises that we decide in the future to take advantage of as we monitor market conditions; and (v) our current estimates, assumptions and projections about the current and future operation of the platform, including, without limitation, estimates, assumptions, and projections about (a) the platform’s future origination volumes, operating expenses, financing costs, and ability to profitably sell or securitize the business purpose mortgage loans that it originates, (b) the performance of, and returns on, the associated portfolio of loans and securities that are part of the proposed acquisition, and (c) the cost and process of integrating the platform with our current operations, as well as any one-time costs or charges associated with the proposed acquisition and subsequent integration and the amortization of any intangible assets acquired in the proposed transaction.

Our ability to realize the anticipated benefits of the proposed acquisition will depend, in part, on our ability to integrate the acquired platform, which may be a complex, costly and time-consuming process. If we are successful in completing the proposed acquisition, we will be required to devote significant management attention and resources to integrate the business practices and operations of the acquired business. The integration process may disrupt our business and, if implemented ineffectively, could restrict the realization of the full expected benefits. In addition, the integration of the acquired business may result in material unanticipated issues, expenses, liabilities, competitive responses, and diversion of management’s attention. The failure to meet the challenges involved in the integration process and to realize the anticipated benefits of the proposed acquisition could cause an interruption of, or a loss of momentum in, our operations and could materially and adversely affect our business, financial condition and results of operations.

Many of these factors will be outside of our control and any one of them could result in increased costs, decreases in the amount of expected benefits and diversion of management’s time and energy, which could adversely affect our business, financial condition and results of operations and result in us becoming subject to litigation. In addition, even if the proposed acquisition were to be integrated successfully, the full anticipated benefits of the proposed acquisition may not be realized within the anticipated time frame, or at all. We may not be able to maintain the results of operations or operating efficiency that we and the acquired business have achieved or might achieve separately. Further, additional unanticipated costs may be incurred in the integration process as a result of risks currently unknown to us. All of these factors could cause reductions in our earnings per share, decrease or delay any accretive or other beneficial effect of the proposed acquisition and negatively impact the price of our common stock.

Our anticipated investment of capital in, and the costs associated with, the proposed acquisition may change and it is possible that we will not successfully fund the proposed acquisition on the terms or in the amounts we currently contemplate which would have a negative impact on the anticipated benefits of the proposed acquisition or could negatively impact our ability to complete the proposed acquisition.

During the ongoing negotiations of the proposed acquisition, the seller in the proposed acquisition is expected to continue to operate the business of the platform in the ordinary course. As a result, during this time, we would expect the seller to continue to originate loans, sell and securitize loans, and invest in securities issued in any securitization transaction it executes. Consequently, the size of the associated portfolio of loans and securities may change, potentially materially, before any execution and closing of the proposed acquisition. Any change in the size of the associated portfolio of loans and securities would be expected to change the amount of capital (and associated collateralized financing for this portfolio) that we would need to complete the proposed acquisition. Further, while we would expect collateralized financing for the portfolio investments we would acquire in the proposed acquisition to be in place as part of the acquisition, we may not be successful in securing this financing and may require additional capital or alternative sources of financing to finance this portfolio.

In addition, while we believe we have access to sufficient capital resources to complete the proposed acquisition on the terms currently contemplated (including by funding the proposed acquisition using a combination of currently available capital as well as funds available to us from sales of other portfolio investments or short-term borrowings collateralized by other portfolio investments), we continuously monitor market conditions and may at any time in the future decide to take advantage of opportunities to raise capital at times and on terms we believe are advantageous to us and our business, including through one or more future public or private equity or debt offerings. We may not be successful in these financing efforts (including our effort to seek to arrange long-term, recourse secured debt financing for a pool of our subordinate RMBS portfolio investments), or the cost of financing or the proceeds realized from the sale of other portfolio investments may be on terms that are less attractive than our current estimates, assumptions, and projections, which would have a negative impact on the anticipated benefits of the proposed acquisition or could negatively impact our ability to complete the proposed acquisition.

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Forward Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can identify these statements by forward-looking words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” “continue” or the negative of such terms or similar words or expressions. These forward-looking statements may also use different phrases.

We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include, among other things, statements that address our strategy and operating performance and events or developments that we expect or anticipate will occur in the future.

These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results may differ materially from those expressed or forecasted in any forward-looking statements. The risks and uncertainties include those described in our Annual Report on Form 10-K for the year ended December 31, 2018, our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2019 and in our subsequent filings under the Securities Exchange Act of 1934, as amended, as well as those referenced in “Additional Risk Factors Relating to Recent Developments” above. These are factors that we think could cause our actual results to differ materially from expected results. Other factors besides those listed could also adversely affect us. Any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. New factors emerge from time to time, and it is not possible for us to predict which factors will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Important factors, among others, that may affect our actual results include: the pace at which we redeploy our available capital into new investments and initiatives; our ability to scale our platform and systems, particularly with respect to our new initiatives; interest rate volatility, changes in credit spreads, and changes in liquidity in the market for real estate securities and loans; changes in the demand from investors for residential mortgages and investments, and our ability to distribute residential mortgages through our whole-loan distribution channel; our ability to finance our investments in securities and our acquisition of residential mortgages with short-term debt; changes in the values of assets we own; general economic trends, the performance of the housing, real estate, mortgage, credit, and broader financial markets, and their effects on the prices of earning assets and the credit status of borrowers; federal and state legislative and regulatory developments, and the actions of governmental authorities, including the new U.S. presidential administration, and in particular those affecting the mortgage industry or our business (including, but not limited to, the Federal Housing Finance Agency’s rules relating to FHLB membership requirements and the implications for our captive insurance subsidiary’s membership in the FHLB); strategic business and capital deployment decisions we make; developments related to the fixed income and mortgage finance markets and the Federal Reserve’s statements regarding its future open market activity and monetary policy; our exposure to credit risk and the timing of credit losses within our portfolio; the concentration of the credit risks we are exposed to, including due to the structure of assets we hold and the geographical concentration of real estate underlying assets we own; our exposure to adjustable-rate mortgage loans; the efficacy and expense of our efforts to manage or hedge credit risk, interest rate risk, and other financial and operational risks; changes in credit ratings on assets we own and changes in the rating agencies’ credit rating methodologies; changes in interest rates; changes in mortgage prepayment rates; changes in liquidity in the market for real estate securities and loans; our ability to finance the acquisition of real estate-related assets with short-term debt; the ability of counterparties to satisfy their obligations to us; our involvement in securitization transactions, the profitability of those transactions, and the risks we are exposed to in engaging in securitization transactions; exposure to claims and litigation, including litigation arising from our involvement in securitization transactions; ongoing litigation against various trustees of RMBS transactions; whether we have sufficient liquid assets to meet short-term needs; our ability to successfully compete and retain or attract key personnel; our ability to adapt our business model and strategies to changing circumstances; changes in our investment, financing, and hedging strategies and new risks we may be exposed to if we expand our business activities; our exposure to a disruption or breach of the security of our technology infrastructure and systems; exposure to environmental liabilities; our failure to comply with applicable laws and regulations; our failure to maintain appropriate internal controls over financial reporting and disclosure controls and procedures; the impact on our reputation that could result from our actions or omissions or from those of others; changes in accounting principles and tax rules; our ability to maintain our status as a REIT for U.S. federal income tax purposes; limitations imposed on our business due to our REIT status and our status as exempt from registration under the Investment Company Act of 1940; decisions about raising, managing, and distributing capital; our expectations regarding the use of the net proceeds from the proposed offering of common stock described above; our ability to successfully negotiate, execute and close the proposed acquisition of an operating platform that originates business purpose residential mortgage loans, together with an associated portfolio of loans and subordinate mortgage-backed securities on the terms or timetable that we currently contemplate, or at all, structure the proposed acquisition in a manner that is accretive to us over the long term, secure collateralized financing for the associated portfolio as part of the acquisition, and efficiently complete the integration of the acquired platform; and other factors not presently identified.